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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 7, 2001

                              CONVERGYS CORPORATION
             (Exact name of registrant as specified in its charter)

                Ohio                              1-4379                          31-1598292
    (State or other jurisdiction          (Commission File Number)               (IRS Employer
         of incorporation)                                                     Identification No.)

       201 East Fourth Street
          Cincinnati, Ohio                                                           45202
(Address of principal executive offices)                                           (Zip Code)


       Registrant's telephone number, including area code: (513) 723-7000



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FORM 8-K                                                   CONVERGYS CORPORATION


ITEM 5.   OTHER EVENTS.

         On August 30, 2001, Convergys Corporation ("Registrant") approved amendments to the Registrant's Insider Trading Policy to permit its officers, directors and other insiders to enter into trading plans or arrangements for the trading of Registrant's shares complying with Rule 10b5-1 adopted by the Securities and Exchange Commission. The Registrant expects that certain of its executive officers, directors and other insiders will establish such trading plans or arrangements complying with Rule 10b5-1.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONVERGYS CORPORATION



                                        By: /s/ WILLIAM H. HAWKINS II
                                            ------------------------------------
                                                William H. Hawkins II
                                                General Counsel and Secretary



Date:  September 7, 2001